UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2017
Medizone International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	2-93277-D	87-0412648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 East Michigan Avenue, Suite 500 Kalamazoo, MI		49007
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (269) 202-5020
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On August 23, 2017, Dwayne Montgomery informed the Board of Directors (“Board”) of Medizone International, Inc. (“Company”) that he will be stepping down from his position on the Board of Directors, effective August 31, 2017 due to personal health concerns. Mr. Montgomery also advised the Board that his decision is not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Montgomery served as the Audit Chair and as a member of the Compensation and Audit Committees of the Board.   The Board has not identified a potential replacement for Mr. Montogomery. The members of the Audit Committee as of the date of this report are Stephen Meyer and Vincent Caponi and the members of the Compensation Committee are Stephen Meyer and Vincent Caponi, who is also the Compensation Chair.  The Board has determined that each of these directors is independent under standards adopted by the Board, which conform to the standards established by the NASDAQ Stock Market and applicable regulations of the Securities and Exchange Commission (“Commission”). The Board noted that each of these directors: (1) is not an officer or employee of the Company; and (2) has no direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. The Board also has determined that each independent director also qualifies as “independent” as the term is used in Item 407 of Regulation S-K and as that term is defined under NASDAQ Rule 4200(a)(15). In addition, the Board believes that each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

(e) Compensation Agreements

Per the 2016 Equity Incentive Plan, Mr. Montomery will have 90 days to exercise his vested stock  option grant.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits
Exhibit Number	Description

99.1	Press Release dated August 23, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIZONE INTERNATIONAL, INC.

Date: August 24, 2017	/s/ David A. Esposito
David A. Esposito
Chief Executive Officer